UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2015

MeetMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2015, Richard Friedman resigned as Chief Technology Officer of MeetMe, Inc. (the “Company”), effective as of July 3, 2015. Mr. Friedman will remain Chief Technology Officer of the Company through July 3, 2015. In addition, during the period from July 4, 2015 to December 31, 2015 and subject to certain conditions, Mr. Friedman may serve as a consultant to the Company, providing advisory services as requested from time to time by the Company, for which the Company will pay Mr. Friedman bi-weekly installments of $3,802.15.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEETME, INC.

Date: May 28, 2015	By:	/s/ Geoffrey Cook
	Name:	Geoffrey Cook
	Title:	Chief Executive Officer